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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2003


                                GERON CORPORATION

             (Exact name of registrant as specified in its charter)


         Delaware                    0-20859                    75-2287752
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

          230 Constitution Drive
          Menlo Park, California                           94025
 (Address of principal executive offices)                (Zip Code)


                                 (650) 473-7700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

     On July 1, 2003, the Registrant publicly disseminated a press release announcing that the Registrant had completed its research collaboration with Celera Genomics Group, an Applera Corporation business. Geron and Celera collaborated to sequence, identify, and analyze the function of genes expressed in human embryonic stem cells (hESCs), both in their undifferentiated state and in the course of their differentiation.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated July 1, 2003, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

          (c)     Exhibits.

                  99.1     Registrant's Press Release dated July 1, 2003.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GERON CORPORATION



Date:    July 1, 2003                  By:  /s/ William D. Stempel
                                           -----------------------------------
                                      Name:  William D. Stempel
                                     Title:  Vice President and General Counsel